UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date (Date of earliest event reported)   March 6, 1996



                          PIPER JAFFRAY COMPANIES INC.
             (Exact name of Registrant as specified in its charter)


Delaware                            1-7421                           41-1233380
(State or other jurisdiction    (Commission File               (I.R.S. Employer
 of incorporation)                  Number)                  Identification No.)


 Piper Jaffray Tower, 222 South 9th Street, Minneapolis, Minnesota        55402
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:    (612) 342-6000










                       Exhibit Index located at Page 4.


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Item 5.  Other Events.

On March 6, 1996, Piper Jaffray Companies Inc. (the "Company") announced that its two major subsidiaries, Piper Jaffray Inc. (Piper Jaffray) and Piper Capital Management Incorporated (Piper Capital), reached agreements with the National Association of Securities Dealers (NASD) and the Minnesota Department of Commerce (DOC) related to their joint investigations of the Company's marketing and sale of the Institutional Government Income Portfolio Fund (PJIGX).

The Company entered into an agreement of waiver and consent with the NASD and a consent order with the DOC and have agreed to the following:

      Piper Jaffray will be censured by and pay a fine of $1.25 million to the NASD. The Company has also agreed to retain a consultant to complete a review of Piper Jaffray's practices and written procedures and to adopt the reasonable recommendations of the consultant. Upon completion of this review and actions taken in support of the review the NASD will waive $250,000 of the fine.

      Piper Jaffray and Piper Capital will be censured by the DOC. In addition, both Piper Jaffray and Piper Capital will each pay a fine of $150,000 and they will jointly pay $100,000 to the DOC to cover the costs of its investigation. The Company will also provide two charitable contributions totalling $250,000. The DOC further requires that Piper Jaffray and Piper Capital each retain an independent consultant to complete a review of Piper Jaffray's and Piper
Capital's practices and written procedures and to adopt the reasonable recommendations of the consultant(s).

The Company will pay the fines to the NASD and the DOC, make the contributions and reimburse the DOC for investigation costs within 30 days. These payments will not have a material impact on the Company's consolidated financial statements.


Item 7.  Financial Statements and Exhibits.

   (c)      Exhibits.
     99 (a) Press release dated March 6, 1996.

     99 (b) Letter of Acceptance, Waiver and Consent between the National
            Association of Securities Dealers, Inc. and Piper Jaffray Inc. and Notice of Acceptance, Waiver and Consent dated March 4, 1996.

     99 (c) Statement by Respondent from Piper Jaffray Inc. to the National
            Association of Securities Dealers, Inc. dated February 14, 1996.

     99 (d) Consent Order among the Minnesota Commissioner of Commerce, Piper
            Jaffray Inc. and Piper Capital Management Incorporated dated March 6, 1996.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 PIPER JAFFRAY COMPANIES INC.



                                 /s/ Deborah K. Roesler
                                 DEBORAH K. ROESLER
                                 Chief Financial Officer and Managing Director

Dated March 6, 1996




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                                INDEX OF EXHIBITS

Exhibit No.                                                    Form of Filing

     99 (a) Press release dated March 6, 1996.                    (electronic
                                                                 transmission)

     99 (b) Letter of Acceptance, Waiver and Consent between      (electronic
            the National Association of Securities Dealers,      transmission)
            Inc. and Piper Jaffray Inc. and Notice of Acceptance,
            Waiver and Consent dated March 4, 1996.

     99 (c) Statement by Respondent from Piper Jaffray Inc. to    (electronic
            the National Association of Securities Dealers,      transmission)
            Inc. dated February 14, 1996.

     99 (d) Consent Order among the Minnesota Commissioner of     (electronic
            Commerce, Piper Jaffray Inc. and Piper Capital       transmission)
            Management Incorporated dated March 6, 1996.




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